Exhibit 10.2

                               OPERATING AGREEMENT

This Operating Agreement (this "Agreement") is dated November 1, 2005, and is entered into in Zhejiang, China between Capital Future Development Limited, incorporated under law of British Virgin Islands ("Party A"), Zhejiang Yong Xin Digital Technology Co., Ltd., duly established under law of People's Republic of China, with a registered address at No. 315 Hu Shu Nan Rd, Gong Ye District, Hangzhou, China("Party B"), , and shareholders holding 100% outstanding shares of Party B (the "Shareholders of Party B" or "Party C"). Party A and Party B, and Shareholders of Party B are referred to collectively in this Agreement as the "Parties."

                                    RECITALS

1. Party A, a company duly incorporated under law of British Islands, has the expertise in the business of digital products;

2. Party B is a limited company incorporated in China, and is engaged in the selling, circulation and modern logistics of 3C products (communication products, information technology ("IT") products and digital products) in China (the "Business");

3. The undersigned Shareholders of Party B collectively own over 100% of the equity interests of Party B;

4. Party A has established a business relationship with Party B by entering into the "Consulting Services Agreement" (hereinafter referred to as the "Services Agreement");

5. Pursuant to the above-mentioned agreement between Party A and Party B, Party B shall pay a certain amount of money to Party A. However, the relevant payable account has not been paid yet and the daily operation of Party B will have a material effect on its capacity to pay such payable account to Party A;

6. The Parties are entering into this Agreement to clarify matters in connection with Party B's operations.

NOW THEREFORE, all parties of this Agreement hereby agree as follows through mutual negotiations:

1. [Party A agrees, subject to the satisfaction of the relevant provisions by Party B herein, as the guarantor for Party B in the contracts, agreements or transactions in connection with Party B's operation between Party B and any other third party, to provide full guarantee for the performance of such contracts, agreements or transactions by Party B. Party B agrees, as the counter-guarantee, to pledge all of its assets, including accounts receivable, to Party A. According to the aforesaid guarantee arrangement, Party A wishes to enter into written guarantee contracts with Party B's counter-parties thereof to assume the guarantee liability as the guarantor when it needs; therefore, Party B and Party C shall take all necessary actions (including but not limited to execute relevant documents and transact relevant registrations) to carry out the arrangement of counter-guarantee to Party A.]

2. In consideration of the requirement of Article 1 herein and assuring the performance of the various operation agreements between Party A and Party B and the payment of the payables accounts by Party B to Party A, Party B together with its shareholders Party C hereby jointly agree that Party B shall not conduct any transaction which may materially affects its assets, obligations, rights or the operations of Party B (excluding the business contracts, agreements, sell or purchase assets during Party B's regular operation and the lien obtained by relevant counter parties due to such agreements) unless the obtainment of a prior written consent from Party A, including but not limited to the following:

     2.1  To borrow money from any third party or assume any debt;

     2.2 To sell to or acquire from any third party any asset or right, including but not limited to any 2 intellectual property right;

     2.3 To provide any guarantees to any third parties using its assets or intellectual property rights;

     2.4  To assign to any third party its business agreements.

3. In order to ensure the performance of the various operation agreements between Party A and Party B and the payment of the various payables by Party B to Party A, Party B together with its shareholders Party C hereby jointly agree to accept, from time to time, advice regarding corporate policy advise provided by Party A in connection with company's daily operations, financial management and the employment and dismissal of the company's employees.

4. Party B together with its shareholders Party C hereby jointly agree that Party C shall appoint the person recommended by Party A as the directors of Party B, and Party B shall appoint Party A's senior managers as Party B's General Manager, Chief Financial Officer, and other senior officers. If any of the above senior officers leaves or is dismissed by Party A, he or she will lose the qualification to take any position in Party B and Party B shall appoint other senior officers of Party A recommended by Party A to take such position. The person recommended by Party A in accordance with this Article herein should comply with the stipulation on the qualifications of directors, General Manager, Chief Financial Officer, and other senior officers pursuant to applicable law.

5. Party B together with its shareholders Party C hereby jointly agree and confirm that Party B shall seek the guarantee from Party A first if it needs any guarantee for its performance of any contract or loan of flow capital in the course of operation. In such case, Party A shall have the right but not the obligation to provide the appropriate guarantee to Party B on its own discretion. If Party A decides not to provide such guarantee, Party A shall issue a written notice to Party B immediately and Party B shall seek a guarantee from other third party.

6. In the event that any of the agreements between Party A and Party B terminates or expires, Party A shall have the right but not the obligation to terminate all agreements between Party A and Party B including but not limited to the Services Agreement.

7. Any amendment and supplement of this Agreement shall be made in writing. The amendment and supplement duly executed by all parties shall be deemed as a part of this Agreement and shall have the same legal effect as this Agreement.

8. If any clause hereof is judged as invalid or non-enforceable according to relevant laws, such clause shall be deemed invalid only within the applicable area of the Laws and without affecting other clauses hereof in any way.

9. Party B shall not assign its rights and obligations under this Agreement to any third party without the prior written consent of Party A. Party B hereby agrees that Party A may assign its rights and obligations under this Agreement as it needs and such transfer shall only be subject to a written notice sent to Party B by Party A, and no any further consent from Party B will be required.

10. All parties acknowledge and confirm that any oral or written materials communicated pursuant to this Agreement are confidential documents. All parties shall keep secret of all such documents and not disclose any such documents to any third party without prior written consent from other parties unless under the following conditions: (a) such documents are known or shall be known by the public (excluding the receiving party discloses such documents to the public without authorization); (b) any documents disclosed in accordance with applicable laws or rules or regulations of stock exchange; (c) any documents required to be disclosed by any party to its legal counsel or financial consultant for the purpose of the transaction of this Agreement by any party, and such legal counsel or financial consultant shall also comply with the confidentiality as stated hereof. Any disclosure by employees or agencies employed by any party shall be deemed the disclosure of such party and such party shall assume the liabilities for its breach of contract pursuant to this Agreement. This Article shall survive whatever this Agreement is void, amended, cancelled, terminated or unable to perform.

11. This Agreement shall be governed by and construed in accordance with PRC law.

12.  The  parties   shall  strive  to  settle  any  dispute   arising  from  the
     interpretation or performance of this Agreement through friendly consultation. In case no settlement can be reached through consultation, each party can submit such matter to China International Economic and Trade Arbitration Commission ("CIETAC") for arbitration in accordance with its rules of CIETAC. The arbitration proceedings shall take place in Beijing and shall be conducted in Chinese. Any resulting arbitration award shall be final and conclusive and binding upon all the parties.

13. This Agreement shall be executed by a duly authorized representative of each party as of the date first written above and become effective simultaneously.

14. Notwithstanding Article 13 hereof, the parties confirm that this Agreement shall constitute the entire agreement of the Parties with respect to the subject matters therein and supersedes and replaces all prior or contemporaneous verbal and written agreements and understandings.

15. The term of this agreement is ten (10) years unless early termination occurs in accordance with relevant provisions herein or in any other relevant agreements reached by all parties. This Agreement may be extended only upon Party A's written confirmation prior to the expiration of this Agreement and the extended term shall be determined by the Parties hereto through mutual consultation. During the aforesaid term, if Party A or Party B is terminated at expiration of the operation term (including any extension of such term) or by any other reason, this Agreement shall be terminated upon such termination of such party, unless such party has already assigned its rights and obligations in accordance with Article 9 hereof.

16. This Agreement shall be terminated on the expiration date unless it is renewed in accordance with the relevant provision herein. During the valid term of this Agreement, Party B shall not terminate this Agreement. Notwithstanding the above stipulation, Party A shall have the right to terminate this Agreement at any time by issuing a thirty (30) days prior written notice to Party B.

17. This Agreement has been executed in four (4) duplicate originals in English, each Party has received one (1) duplicate original, and all originals shall be equally valid.



                            [SIGNATURE PAGE FOLLOWS]

                                                 [Signature Page]

IN WITNESS WHEREOF each party hereto has caused this Agreement duly executed by itself or a duly authorized representative on its behalf as of the date first written above.

PARTY A:   Capital Future Development Limited
           Capital Future Development Limited

           Legal/Authorized Representative: /s/
                                           ----------------------------
           Name:
                -------------------------------------------------------
           Title:
                 ------------------------------------------------------



PARTY B:   Zhejiang Yong Xin Digital Technology Co., Ltd.

           Legal/Authorized Representative: /s/
                                           ----------------------------
           Name:
                -------------------------------------------------------
           Title:
                 ------------------------------------------------------

                   SIGNATURE PAGE FOR SHAREHOLDERS OF PARTY B

SHAREHOLDERS OF PARTY B:

               /s/ WANG Zhenggang
               ---------------------------------
           By: WANG Zhenggang;
           (PRC ID Card No.: 330725196811015038);
           Shares of. Zhejiang Yong Xin Digital Technology Co., Ltd. owned by WANG Zhenggang: 35%;
           Home Address: No7, South block 4, Xia Che Men, Yiwu, Zhejiang, China;






               /s/ Zhang Yimin
               ---------------------------------
           By: Zhang Yimin
           (PRC ID Card No.: 420106196706282812)
           Shares of Zhejiang Yong Xin Digital Technology Co., Ltd owned by ZHANG Yimin: 20%;
           Home Address: No 13 Block 13 Jinshang Li Ding, Chou Cheng Street,
                         Yiwu, Zhejiang, China

                /s/ LV Huiyi
                ---------------------------------
            By: LV Huiyi
            (PRC ID Card No.: (pound)(0)440111197109154838)
            Shares of Zhejiang Yong Xin Digital Technology Co., Ltd owned by ZHANG Yimin: 20%;
            Home Address: Suite 101, No.45, 475 Huang Chen Dong Road, Guangdong,
                          China






                /s/ WANG Xiaochun
                ---------------------------------
            By: WANG Xiaochun
            (PRC ID Card No.: 330723780207004)
            Shares of Zhejiang Yong Xin Digital Technology Co., Ltd owned by ZHANG Yimin: 15%;
            Home Address: No. 19, Daming Hall, Wuyang Town, Wuyi District,
                          Zhejiang, China

                /s/ BAO Zhongsheng
                ---------------------------------
            By: BAO Zhongsheng
            (PRC ID Card No.: 330725197805030818)
            Shares of Zhejiang Yong Xin Digital Technology Co., Ltd owned by ZHANG Yimin: 10%;
            Home Address: No 13 Block 13 Jinshang Li Ding, Chou Cheng Street,
                          Yiwu, Zhengjiang